UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2023

ATYR PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37378	20-3435077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
10240 Sorrento Valley Road, Suite 300 San Diego, CA		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 731-8389

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LIFE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01 Regulation FD Disclosure.

aTyr Pharma, Inc. (the Company) intends to use an investor presentation to conduct meetings with investors, stockholders and analysts and at investor conferences, and which the Company intends to place on its website. A copy of the presentation materials is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company does not undertake to update the presentation materials.

The information under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or the Exchange Act, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing

Item 8.01. Other Events.

The Company recently initiated its Phase 2 proof-of concept study of efzofitimod (the EFZO-CONNECT study) in patients with systemic sclerosis (SSc, also known as scleroderma)-associated ILD (SSc-ILD) with the activation of a trial site that is actively recruiting patients. The EFZO-CONNECT study is a randomized, double-blind placebo-controlled proof-of-concept study to evaluate the efficacy, safety and tolerability of efzofitimod in patients with SSc-ILD. This will be a 28-week study with three parallel cohorts randomized 2:2:1 to either 270 mg or 450 mg of efzofitimod or placebo dosed intravenously monthly for a total of six doses. The study intends to enroll 25 patients at multiple centers in the United States. The primary objective of the study will be to evaluate the efficacy of multiple doses of intravenous efzofitimod on pulmonary, cutaneous and systemic manifestations in patients with SSc-ILD. Secondary objectives will include safety and tolerability.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate Presentation Materials of aTyr Pharma, Inc. dated September 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATYR PHARMA, INC.

	By:	/s/ Jill M. Broadfoot
Jill M. Broadfoot
Chief Financial Officer

Date: September 26, 2023